Inventories	12 Months Ended
Dec. 31, 2021
Inventories.
Inventories

Note 5 – Inventories

Inventories consist of the following:

	December 31,
	2021	2020
Raw materials
Cannabis	$71,743	$17,452
Non-Cannabis	20,104	11,251
Total raw materials	91,847	28,703

Work-in-process	91,001	70,540
Finished goods	71,646	38,101
Fair value adjustment to inventory related to biological assets	133,311	63,828
Transferred to assets held for sale	(2,110)	(3,181)
Inventories, net	$385,695	$197,991

d

During the years ended December 31, 2021 and 2020, the Company recognized cost of goods sold of $983.2 million and $460.7 million, respectively, of which $617.6 million and $311.1 million, respectively, was included in costs before the impact of biological assets adjustments for the amount of $365.6 million and $149.6 million, respectively, of non-cash expense relating to the realized change in fair value of inventory sold.